Exhibit 99.2

Q1 2014 Earnings Highlights May 6, 2014

Participants Joe Eazor President and Chief Executive Officer Louis Alterman Senior Vice President Finance & Treasurer Brad Ferguson Chief Financial Officer

Strategic Intent Review Thorough review of products, markets, capabilities, customer perspectives. Assessment Market leader in Managed Network Services, with strength in retail and similar verticals Emerging strength in network-centric cloud services Over invested in small business CLEC and some cloud and IT services Invest in growth products Managed network and relevant cloud services Leverage emerging technologies Strengthen professional services Optimize other investments Focus and right-size cloud services investments Rationalize / variable-ize cost structure for small business CLEC customers Execute Operational Transformation Strategy

Operational Transformation Steps Improve products and marketing Rationalize product catalog Build world-class product management capability Build strategic alliances for growth products Two new executives in place to drive these improvements Continue transformation of go-to-market efforts Optimize sales coverage by segment Reinvigorate the partner channel Improve quote-to-cash process Dedicate focused team to manage churn Complete IT systems consolidation effort Significant roll-outs in next two quarters (quoting, order management, billing systems, etc.) Simplify organization to drive operational excellence Implement functionally aligned organization Establish clear responsibilities/accountabilities and grow performance management culture

Optimizing Product Portfolio


High Revenue
Low Revenue
Small Business CLEC
Traditional telecoms
Voice & Data
Consumer
Broadband ISP
Narrowband ISP
Value-added svc.
We will manage for cash
Some shared operating platforms across products
We will invest in growth
Wholesale
Carrier & Transport
Voice
Managed Network Services
Managed Network
MPLS
Hosted Voice
SIP
We will narrow focus to network-related products
Cloud & IT Services
Cloud Hosting
Cloud Workspace
Cloud Disaster Recovery
Cloud Server Backup
Virtualization
EarthLink 365+
Hosted Exchange
SharePoint/Lync
EarthLink TechCare
Mature Marketplace
Emerging Marketplace

We must have a focused strategy for each component of our portfolio. And, we will consider portfolio alternatives to maximize value and accelerate transformation.

EarthLink
4

Q1 2014 Operating & Financial Results Revenue Sequential decline of 1.5% Business services revenue sequential decline less than 1% Gross Margin Business services gross margin expanded from Q4 2013 Adjusted EBITDA Flat compared to Q4 2013 Unlevered Free Cash Flow Reduced capital expenditures led to increased unlevered cash flow. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss per Share per share are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Fully Diluted Weighted Average Shares $ Millions Q1 '13 Q4 '13 Q1 '14 Var to Q4 '13 Total Revenue 317 $ 302 $ 297 $ (5) $ Business Revenue 245 236 234 (2) Consumer Revenue 72 66 63 (3) Cost of Revenue 153 150 146 (4) Total Gross Margin 164 $ 152 $ 151 $ (1) $ Gross Margin % 52% 50% 51% 1% Business Gross Margin 117 108 111 3 Business Gross Margin % 48% 46% 47% 2% Consumer Gross Margin 47 43 41 (2) Consumer Gross Margin % 65% 65% 65% 0% Selling, G&A Expenses 107 106 106 0 Adjusted EBITDA (1) 61 $ 50 $ 50 $ (0) $ Net Loss (236) $ (280) $ (26) $ 253 $ Shares Outstanding (2) 103 102 102 0 Earnings Per Share (2.30) $ (2.75) $ (0.26) $ 2.49 $ Adjusted Net Loss per Share (1) (0.07) $ (0.13) $ (0.21) $ (0.08) $ Capital Expenditures 42 $ 34 $ 23 $ (11) $ Unlevered Free Cash Flow (1) 19 16 27 10

NOTES: Revenue component amounts sourced from billing data. Revenue outlook information does not represent guidance and is not subject to being updated. Excludes Systems revenue, prior periods restated to exclude this business. Carrier/Transport revenue of $39M in Q1 ‘13 included $1M in favorable settlements (normalized figure shown). Revenue Components $ in Millions Q1 2013 Q4 2013 Q1 2014 Q1 ’14 vs. Q1 ’13 Outlook / Commentary Consumer $72 $66 $63 -12% The decline rate of the consumer business should continue to abate as churn improves over time CLEC (Primarily Small Business) $169 $153 $151 -11% Anticipate decline rate of ~11% in 2014 as a result of the full year impact of the elevated churn in mid 2013. Expect further improvement over subsequent periods as we focus on customer retention Wholesale (Carrier/Transport) $38 $36 $36 -5% Expect to decline ~1-3% in 2014 as a result of the FY impact of the Sprint/Nextel disconnect, and grow 0-2% long-term Quarterly results will continue to be lumpy Managed Network and Cloud & IT Services $36 $46 $47 28% Expect organic revenue growth of~20% Total Company $317 $302 $297 -6% ~$333 million annual run rate

Revenue Trajectory Pro-Forma for acquisitions and excluding Systems revenue and CenterBeam (1) Normalized for dispute settlements Total company revenue declines continue to attenuate. We recently raised focus on contract re-terms and took other actions which we expect to lower churn long-term. Business Services Revenue % YoY Business Services Revenue % YoY Normalized for Run-Rate Activity(1) As Reported Total Company Revenue % YoY Total Company Revenue % YoY Normalized to exclude one-time revenue settlements - 5.8% - 5.1% - 5.0% - 5.7% - 5.3% - 4.1% - 4.4% - 4.1% - 3.8% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 - 7.8% - 5.1% - 4.4% - 2.6% - 4.8% - 4.1% - 4.9% - 7.0% - 4.3% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 - 10.1% - 8.0% - 7.1% - 5.5% - 7.1% - 6.3% - 6.7% - 8.2% - 6.2% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14

Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Wholesale, IT Services and Web Hosting Monthly average churn; reflects 2012 true-up of cable subscribers Churn Business Services Churn Business churn was 1.8% in Q1 We implemented price increases that create long term value We doubled customer re-terms in the quarter. This will have a positive impact on churn in the long term. Consumer Services Churn Consumer churn ticked up 10 basis points to 2.1% due to seasonal factors. Consumer churn remains near all-time lows We expect churn will continue to decrease over time Business Services Churn(1) Consumer Churn(2)

Cash Flow We ended the first quarter with $109 million in cash Capex of $23 million well below historical run rate. In Q1 2014, we began to optimize capital spending Beginning in 2014, we’ve added a cash flow element to management’s compensation plan In 2012 & 2013 we made significant investments in building additional fiber and data center capacity Integration and Restructuring of $9 million, partially related to CEO change Dividends of $6 million during Q1 400K shares repurchased in early Q2 Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Capital Expenditures $ Millions Q1 2014 Beginning Cash 117 $ Adjusted EBITDA (1) 50 Capital Expenditures (23) Integration & Restructuring (9) Tax Payment (4) Dividends (6) Changes in Net Working Capital (15) Ending Cash 109 $

Balance Sheet Highlights We maintain a healthy balance sheet We continue to maintain net leverage below 3x We have access to a $135M revolving credit facility that remains undrawn Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q1 '14 EarthLink Cash & Marketable Securities 109 $ 8 7/8% Senior Notes due 2019 300 7 3/8% Senior Secured Notes due 2020 300 $135 M Credit Facility - Undrawn - Total Debt (1) 600 Net Debt 491 $ 2014 Adjusted EBITDA (2) Guidance midpoint 188 $ Total Debt/Adj. EBITDA (2) 3.2x Net Debt/Adj. EBITDA (2) 2.6x

2014 Full Year Guidance Range Previous Guidance (February 2014) 2014 Guidance (May 2014) $ Millions Low End High End Low End High End Revenue $1,160 $1,180 $1,160 $1,180 Adjusted EBITDA(1) $180 $195 $180 $195 Net Loss $(85) $(95) $(85) $(95) Capital Expenditures $125 $135 $115 $125 Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Reduced expected capital expenditures by $10 million

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Financial Services Retail Government Other Industries Healthcare EarthLink Customers

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted Net Loss is defined as net loss excluding the non-cash charge to record a valuation allowance against deferred tax assets, the non-cash impairment of goodwill and estimated tax impact and the non-cash impairment of long-lived assets. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP.

2014 Guidance Non GAAP Reconciliation Year Ending December 31, 2014 Net loss $(95) - $(85) Interest expense and other, net 56 Income tax benefit (2) - (1) Depreciation and amortization 186 - 190 Stock-based compensation expense 14 Impairment of goodwill and long-lived assets 5 Restructuring, acquisition and integration-related costs 16 Adjusted EBITDA $180 - $195 EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2013 2013 2014 Net loss (236,415) $ (279,873) $ (26,470) $ Impairment of goodwill and long-lived assets 256,700 - 5,334 Estimated tax impact (27,828) - - Valuation allowance - 266,339 - Adjusted Net Loss (7,543) $ (13,534) $ (21,136) $ Basic and diluted weighted average common shares outstanding 102,913 101,901 102,312 Adjusted Net Loss Per Share (0.07) $ (0.13) $ (0.21) $ EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted Net Loss (in thousands, except per share data) Interest expense and other, net 14,556 13,972 13,956 Income tax provision (benefit) (32,118) 251,260 363 Depreciation and amortization 43,355 48,800 46,855 Stock-based compensation expense 3,969 4,057 4,943 Impairment of goodwill and long-lived assets 255,599 - 5,334 Restructuring, acquisition and integration-related costs 11,262 11,562 4,977 (Gain) loss from discontinued operations, net of tax 1,105 339 (55) Adjusted EBITDA $ 61,313 $ 50,117 $ 49,903 EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted Net Loss (in thousands, except per share data) Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2013 2013 2014 Net loss $ (236,415) $ (279,873) $ (26,470)

Additional Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2013 2013 2014 Net loss (236,415) $ (279,873) $ (26,470) $ Interest expense and other, net 14,556 13,972 13,956 Income tax provision (benefit) (32,118) 251,260 363 Depreciation and amortization 43,355 48,800 46,855 Stock-based compensation expense 3,969 4,057 4,943 Impairment of goodwill and long-lived assets 255,599 - 5,334 Restructuring, acquisition and integration-related costs 11,262 11,562 4,977 (Gain) loss from discontinued operations, net of tax 1,105 339 (55) Purchases of property and equipment (42,454) (33,967) (23,384) Unlevered Free Cash Flow 18,859 $ 16,150 $ 26,519 $ Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2013 2013 2014 Net cash provided by operating activities 31,844 $ 40,726 $ 21,306 $ Income tax provision (benefit) (32,118) 251,260 363 Non-cash income taxes 32,247 (253,076) (210) Interest expense and other, net 14,556 13,972 13,956 Amortization of debt discount, premium and issuance costs 414 (1,017) (1,016) Restructuring, acquisition and integration-related costs 11,262 11,562 4,977 Changes in operating assets and liabilities 1,618 (13,612) 10,437 Purchases of property and equipment (42,454) (33,967) (23,384) Other, net 1,490 302 90 Unlevered Free Cash Flow 18,859 $ 16,150 $ 26,519 $ Net cash used in investing activities (42,751) (33,967) (23,384) Net cash used in financing activities (566) (6,026) (6,045) EARTHLINK HOLDINGS CORP Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands) EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Unlevered Free Cash Flow (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) we may not be able to execute our strategy to be a leading managed network services provider, which could adversely affect our results of operations and cash flows; (2) we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) our failure to achieve operating efficiencies will adversely affect our results of operations; (4) as a result of our continuing review of our business, we may determine to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (5) we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (6) if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (7) unfavorable general economic conditions could harm our business; (8) we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (9) we face significant competition in the communications and IT services industry that could reduce our profitability; (10) failure to retain existing customers could adversely affect our results of operations and cash flows; (11) decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) our consumer business is dependent on the availability of third-party network service providers; (21) we face significant competition in the Internet access industry that could reduce our profitability; (22) the continued decline of our consumer access subscribers will adversely affect our results of operations; (23) potential regulation of Internet service providers could adversely affect our operations; (24) cyber security breaches could harm our business; (25) privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (26) interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (27) our business depends on effective business support systems and processes; (28) if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (30) we may not be able to protect our intellectual property; (31) we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (32) government regulations could adversely affect our business or force us to change our business practices; (33) our business may suffer if third parties are unable to provide services or terminate their relationships with us; (34) we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (35) we may not realize our deferred tax assets, we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (36) our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (37) we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (38) our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or limit our ability to draw on our revolving credit facility; (39) we may reduce, or cease payment of, quarterly cash dividends; (40) our stock price may be volatile; (41) provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (42) our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2013.